MERIT ADVISORS INVESTMENT TRUST II
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                            MERIT HIGH YIELD FUND II

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                                   SUPPLEMENT
                              Dated October 8, 2004
                      To The Prospectus Dated June 23, 2004


This Supplement to the Prospectus dated June 23, 2004 of the Merit High Yield Fund II ("Fund"), a series of Merit Advisors Investment Trust II ("Trust"), updates the Prospectus to revise the information as described below. For further information, please contact the Fund toll-free at 1-800-773-3863. You may also obtain additional copies of the Fund's Prospectus, free of charge, by writing to the Fund at 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, or by calling the Fund toll-free at the number above.

The paragraph entitled "Redemptions in Kind" in the "Investing in the Fund - Purchase and Redemption Price" section on page 18 of the Prospectus is being revised to read as follows:

         Redemptions In Kind. The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund's net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund's election.




          Investors Should Retain This Supplement for Future Reference
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